TEFMD

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

  Item 72DD1 and 72DD2
  Total income dividends for which record date passed during the period

  Share Class       Total Income Dividends
                    (000's omitted)
  Class A           $5,950
  Class B           $457
  Class C           $267
  Class F           $108
  Total             $6,782
  Class R-5         $129
  Total              $6,911


  Item 73 A1 and 73A2
  Distributions per share for which record date passed during the period

  Share Class         Dividends from Net Investment Income
  Class A             $0.5679
  Class B             $0.4585
  Class C             $0.4401
  Class F             $0.5488
  Class R-5           $0.5940



  Item 74U1 and 74U2
  Number of shares outstanding

  Share Class       Shares Outstanding
                    (000's omitted)
  Class A           9,921
  Class B           1,123
  Class C           802
  Class F           229
  Total             12,075
  Class R-5         201
  Total             12,276


  Item 74V1 and 74V2
  Net asset value per share (to nearest cent)

                        Net Asset Value
  Share Class           Per Share
  Class A               $15.76
  Class B               $15.76
  Class C               $15.76
  Class F               $15.76
  Class R-5             $15.76

  TEFVA

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

  Item 72DD1 and 72DD2
  Total income dividends for which record date passed during the period

  Share Class       Total Income Dividends
                    (000's omitted)
  Class A           $6,656
  Class B           $301
  Class C           $322
  Class F           $83
  Total             $7,362
  Class R-5         $77
  Total             $7439


  Item 73 A1 and 73A2
  Distributions per share for which record date passed during the period

  Share Class         Dividends from Net Investment Income
  Class A             $0.5502
  Class B             $0.4358
  Class C             $0.4173
  Class F             $0.5294
  Class R-5           $0.5772



  Item 74U1 and 74U2
  Number of shares outstanding

  Share Class       Shares Outstanding
                    (000's omitted)
  Class A           11,587
  Class B           841
  Class C           860
  Class F           215
  Total             13,503
  Class R-5         124
  Total             13,627


  Item 74V1 and 74V2
  Net asset value per share (to nearest cent)

                        Net Asset Value
  Share Class           Per Share
  Class A               $16.32
  Class B               $16.32
  Class C               $16.32
  Class F               $16.32
  Class R-5             $16.32